UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-236260	82-3829328
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 East Broward Blvd., Suite 1900, Ft. Lauderdale, Florida	33394
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) is being filed to amend and supplement “Item 9.01 – Financial Statements and Exhibits,” included in the initial report on Form 8-K filed by LMP Automotive Holdings, Inc. (the “Company”) on March 8, 2021 (the “Initial Filing”), to include the required audited consolidated financial statements related to the Company’s acquisition of (i)(a) an 85% interest in the assets related to the ownership and operation of certain new and used Buick, GMC, Chevrolet and Kia motor vehicle dealerships located in West Virginia, pursuant to that certain Asset Purchase Agreement, dated as of August 28, 2020, by and among the Company, Beckley Buick-GMC Auto Mall, Inc., King Coal Chevrolet Co. and Hometown Preowned Vehicles, Inc. and (b) the real property, buildings and site improvements located at (1) 1508 E. Main Street, Oak Hill, West Virginia, pursuant to that certain Real Estate Purchase Agreement, dated as of August 28, 2020, by and between 601 NSR, LLC (“601 NSR”), a wholly-owned subsidiary of the Company, and E&W, LLC and (2) 3934 Robert C. Byrd Drive, Beckley, West Virginia, pursuant to that certain Real Estate Purchase Agreement, dated as of August 28, 2020, by and between 601 NSR and The Meg Rental Corporation (the acquired assets, collectively, “Beckley” and such acquisition, the “Beckley Acquisition”) and (ii) (a) a Kia motor vehicle dealerships located at 404 N.E. Pine Island Road, Cape Coral, Florida and 202 Tamiami Trail, Port Charlotte, Florida (collectively, the “Fuccillo Dealerships”), pursuant to that certain Dealership Asset Purchase Agreement, dated as of September 3, 2020, by and among the Company, William B. Fuccillo, Sr. and Fuccillo Affiliates of Florida, Inc. and Fuccillo Associates of Florida, Inc. and (b) the real property, buildings and improvements located at the Fuccillo Dealerships, pursuant to that certain Real Estate Contract, dated as of September 3, 2020, by and among the Company, WBF Florida Properties, LLC and WBF Florida Properties III, LLC (the acquired assets, collectively, “Fuccillo” and such acquisition, the “Fuccillo Acquisition”), pursuant to Rule 3-05(b) of Regulation S-X, and the unaudited pro forma condensed combined financial statements for the combined Company, Beckley and Fuccillo pursuant to Article 11 of Regulation S-X. The required audited consolidated financial statements and unaudited pro forma condensed combined financial statements are filed as exhibits to this report under Item 9.01.

The information previously reported on the Initial Filing is incorporated by reference into this Amendment No. 1. The other items to the Initial Filing further remain unchanged and are not amended hereby.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Beckley as of and for the year ended December 31, 2020 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The audited consolidated financial statements of Fuccillo as of and for the year ended December 31, 2020 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company giving effect to the Beckley Acquisition and the Fuccillo Acquisition as of and for the year ended December 31, 2020 are attached as Exhibit 99.3 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
99.1	Audited consolidated financial statements of Beckley as of December 31, 2020 and the notes related thereto and the Independent Auditors’ Reports thereon.
99.2	Audited consolidated financial statements of Fuccillo as of December 31, 2020 and the notes related thereto and the Independent Auditors’ Reports thereon.
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of and for the year ended December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2021

LMP AUTOMOTIVE HOLDINGS, INC.

By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	Chief Executive Officer

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